0 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 A c q u i s i t i o n o f G r a n d D e s i g n R e c r e a t i o n a l V e h i c l e s O c t o b e r 3 , 2 0 1 6 1

1 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Forward Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. A number of factors could cause actual results to differ materially from these statements, including, but not limited to increases in interest rates, availability of credit, low consumer confidence, availability of labor, significant increase in repurchase obligations, inadequate liquidity or capital resources, availability and price of fuel, a slowdown in the economy, increased material and component costs, availability of chassis and other key component parts, sales order cancellations, slower than anticipated sales of new or existing products, new product introductions by competitors, the effect of global tensions, integration of operations relating to mergers and acquisitions activities, any unexpected expenses related to ERP, risks relating to the consummation of our acquisition of Grand Design including, the possibility that the closing conditions to the contemplated transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction, the failure to consummate the debt transactions contemplated by the transaction with Grand Design, the possibility that we might have to pay a $35 million termination fee to Grand Design or additional damages for failing to close the transaction; the occurrence of any event that could give rise to termination of the agreement; the risk that shareholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Winnebago and Grand Design and its management; the effect of announcement of the transaction on Grand Design’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties, risks related to integration of the two companies and other factors. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or from the Company upon request. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any changes in the Company's expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based, except as required by law. 3

2 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220  Accelerates Winnebago’s expansion in the attractive towables segment  Provides greater scale and a more balanced portfolio across motorized and towable RVs  Combines the industry’s fastest growing brand with the most well-known brand, strengthening Winnebago’s position across the RV industry  Broadens and enhances dealer network, with limited current overlap  Expands Winnebago’s expertise and depth of talent through addition of Grand Design’s world-class leadership team  Common focus on quality, value and service creates ideal cultural fit  Immediately accretive to growth, margins and EPS(1) Compelling Strategic Acquisition Driving Growth and Long-Term Value for Shareholders (1) Accretion includes non-cash amortization of acquired intangible assets, but excludes transaction costs and identified synergies

3 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Grand Design Overview Grand Design is a rapidly growing manufacturer of premium towable fifth-wheel and travel trailers Strategic Focus Long-term value Customer focus Owner involvement Experienced workforce Superior service Class-leading warranty Experienced Leadership (Co-Founders Have 80 Years of Combined Industry Expertise)  Don Clark: CEO & Co- Founder  Ron and Bill Fenech: Co- Founders  Cam Boyer: CFO  Gerald McCarthy: VP, Service Operations  Nate Goldenberg: GM, Momentum and Solitude  Micah Staley: GM, Reflection and Imagine Source: Company data and RVIA. * 2016 financial data as of LTM from August of 2016 Net Sales $428M 2016 Financial Overview* EBITDA ~$60M 2.5% 7.0% 8.5% 9.1% 2013 2014 2015 2016 YTD Towable Fifth Wheel Market Share EBITDA Margin 14% $85 $238 $336 $428 2013 2014 2015 2016* Revenue (in millions) TOP TIER

4 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Attractive, Premium Towable Product Portfolio 10 Product Category Fifth Wheel Toy Hauler Luxury Extended Stay Fifth Wheel Mid-Profile Fifth Wheel Upscale Travel Trailer Lightweight Travel Trailer Brands Models Year of introduction 2013 2013 2013 2014 2015 Luxury Interior Superior Consumer Value Extraordinary living and extreme play A Brand new Era in Extended Stay A celebration of Luxury, value and Towability Towing light without compromise Significantly Increases Winnebago’s Portfolio of Towable RVs

5 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Strong Pairing with Winnebago’s Towable Business $55 $58 $72 $89 2013 2014 2015 2016 Winnebago Towable Revenue (in millions) Fifth Wheel Travel Trailers Toy Haulers (1) Note: Represents unaudited financial information (1) Winnebago Towable Products

6 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Grand Design’s Business Model 9 Product Strategy Dealer Strategy Quality and Service Strategy  One brand per market segment and no “cloning” of models  Cross-functional R&D led by GMs and Product Managers–constant market feedback loop  One dealer per market representing all products  Strict adherence to MSRP advertising  Does not partner with internet-based dealers  Equalized pricing for all dealers  Rigorous ~200 point pre-delivery inspection (“PDI”) process  Organization-wide focus on quality and customer service  Dedicated training and support provided to territory dealers  Central administration of all supplier warranties with immediately available service professionals Winnebago’s Primary Focus is Retaining Grand Design’s Promise to Prioritize Dealer and Customer Satisfaction

7 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Towable RV Market is Large and Growing 217 228 258 283 313 327 2010 2011 2012 2013 2014 2015 Towable Unit Shipments to Retailers (in thousands) Source: RVIA 2015 Industry Profile $7.4 $4.8 RV Industry (in billions) Towables Motorized

8 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Balanced Portfolio Across Motorized and Towable RVs

9 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Snapshot of Combined Company Greater Scale (Revenue $mm) Balanced Revenue Base Enhanced Margins (EBITDA Margin) $975 $1,403 $428 7.4% 14.0% 9.4% 91% 9% 100% 63% 37% Motorized Towables Source: Company data and filings. Note: Winnebago and Grand Design LTM 08/16. EBITDA margin excludes the impact of synergies.

10 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Transaction Overview Consideration  Total consideration of $500 million, including tax assets valued at over $75 million  $395 million cash  $105 million in new Winnebago shares issued to the sellers (4.6 million shares)  Implied multiple of 7.1x LTM EBITDA after adjusting for value of tax assets  Grand Design shareholders will own approximately 14.5% of Winnebago shares outstanding Financial Impact  Broader revenue opportunities, increased scale mitigates risk across the economic cycle  Immediately accretive to Winnebago’s growth, margins and EPS(1)  Anticipated annual run-rate cost synergies of $7 million, phased in over three years  Identified opportunities in purchasing and elimination of redundant processes  Additional upside potential from sharing of manufacturing best practices  Enhanced cash flow generation Leverage Profile  Expected debt to EBITDA ratio of approximately 2.5x following transaction(2)  Prioritize delevering the business immediately following the acquisition  Expected to de-lever to under 1.5x Debt/EBITDA by the end of Fiscal 2018 Closing  Expected to close by the end of Winnebago’s first quarter of 2017, subject to regulatory approvals and other customary closing conditions Organizational Structure  Grand Design will operate as a standalone unit within Winnebago  Grand Design management team will remain in place and continue to operate out of Middlebury, IN  Grand Design CEO, Don Clark will report directly to Winnebago CEO Mike Happe (1) Accretion includes non-cash amortization of acquired intangible assets, but excludes transaction costs and identified synergies (2) Represents unaudited financial estimate; EBITDA inclusive of $7mm of annual run rate synergies

11 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Pro Forma Balance Sheet Financing  $500 million in total consideration  Includes tax assets valued at over $75 million  Financing structure – Equity to sellers $105 million – Draw on new ABL facility $53 million – Term loan $300 million – Cash on hand $60 million(1)  J.P. Morgan has provided committed financing  Pro forma debt-to-EBITDA ratio of 2.5x(2)  Equity issued to sellers preserves balance sheet flexibility Over $75 million in liquidity at close  $26 million of remaining cash on hand  Over $50 million undrawn capacity on new ABL facility  Strong combined cash flow supports rapid delevering  1.5x debt-to-EBITDA target by the end of fiscal 2018 Financing and Liquidity (1) Includes $18 million in expenses related to the transaction (2) Note: Represents unaudited financial estimate; EBITDA inclusive of $7mm of annual run rate synergies

12 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 Advancing Our Strategic Priorities  Create Connected Customer Advocacy  Elevate Excellence in Operations  Expand to New Markets  Streamline and Strengthen the Core  Revitalize and Leverage Iconic Brands  Build a Performance Culture

13 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 59

14 Color palette Object titles 86, 86, 86 155, 17, 17 22, 87, 136 64, 49, 82 79, 98, 40 152, 72, 7 149, 149, 149 220, 220, 220 • The following information provides reconciliations of non-GAAP financial measures from operations, which are presented in the accompanying presentation, to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the presentation. The non-GAAP financial measures in the accompanying presentation may differ from similar measures used by other companies. The following tables reconcile the non-GAAP measure of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) referred to in this presentation to the most directly comparable GAAP measure reflected in the Company’s financial statements. Reconciliation of Non-GAAP Measures (1) Unaudited financial estimate (2) Reported Net Income excluding stock based compensation LTM Through August 2016 WGO(1) GD(1)(2) Pro Forma Net Income $ 45,496 $ 59,131 $ 104,627 Interest Expense - - - Provision for Taxes 20,702 158 20,860 Depreciation & Amortization 5,745 798 6,543 EBITDA $ 71,943 $ 60,087 $ 132,030